UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 20, 2013

Universal Technical Institute, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16220 North Scottsdale Road, Suite 100, Scottsdale, Arizona		85254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	623-445-9500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on February 20, 2013.

The stockholders elected each of the three nominees as Class III Directors to serve a three-year term ending in 2016, or until the Director’s successor is duly elected and qualified:

Director	Affirmative Votes	Votes Against	Votes Withheld	Broker Non-Votes
Alan E. Cabito	21,883,574	635,473	7,686	1,462,828
Roderick R. Paige	21,888,200	631,072	7,461	1,462,828
Kenneth R. Trammell	21,884,057	635,215	7,461	1,462,828

The stockholders ratified the appointment of PricewaterhouseCoopers, LLP as the independent registered public accounting firm for the Company for the year ending September 30, 2013:

Affirmative Votes	Votes Against	Abstain	Broker Non-Votes
23,743,260	246,294	7	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibit to this Current Report is listed in the Exhibit Index set forth elsewhere herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Technical Institute, Inc.

February 21, 2013	By:	/s/ Chad A Freed

Name: Chad A Freed
Title: General Counsel, Senior Vice President of Business Development